SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2015

BRIDGELINE DIGITAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33567	52-2263942
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

80 Blanchard Road
Burlington, MA 01803
(Address of principal executive offices, including zip code)

(781) 376-5555
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement

On July 21, 2015, Bridgeline Digital, Inc. (“Bridgeline Digital” or the “Company”) signed a Loan and Security Modification Agreement modifying its Loan and Security Agreement with Western Alliance Bank (successor in interest to Bridge Bank) (the “Amendment”). Included in the Amendment is a waiver of financial covenant defaults for the periods ended May 31, 2015 and June 30, 2015 and a modification to the interest rate on advances under the Loan and Security Agreement effective as of June 1, 2015. As a condition to the Amendment, on July 21, 2015, Michael Taglich delivered a personal guaranty to Western Alliance Bank for the benefit of the Company.

On July 21, 2015, the Company issued a Term Note (the “Note”) to Michael Taglich to document a loan by Mr. Taglich to the Company of $500,000. The terms of the Note provide that the Company will pay interest at a rate of 8% per annum and the note will mature on July 21, 2016.

In consideration of the loan by Mr. Taglich and the personal guaranty delivered by Mr. Taglich to Western Alliance Bank for the benefit of the Company, on July 21, 2015 the Company issued Mr. Taglich a warrant to purchase 160,000 shares of Common Stock of the Company at a price equal to $1.75 per share. The warrant has a term of three years and is exercisable any time during the term. The Company agreed to provide piggyback registration rights with respect to the shares of Common Stock underlying the warrant.

Mr. Taglich is a member of the Board of Directors of the Company.

The description of agreements and securities contained in this Form 8-K is qualified in its entirety by reference to the full text of the agreements and securities filed as exhibits to this Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure set forth in Item 1.01 above, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit Description

10.1	Term Note in the principal amount of $500,000, dated July 21, 2015

10.2	Common Stock Purchase Warrant issued by the Company to Michael Taglich, dated July 21, 2015

10.3	Loan and Security Modification Agreement between Bridgeline Digital, Inc. and Western Alliance Bank, dated July 21, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGELINE DIGITAL, INC.

(Registrant)

By: /s/Michael D. Prinn

Michael D. Prinn

Executive Vice President and

Chief Financial Officer

Date: July 24, 2015

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Term Note in the principal amount of $500,000, dated July 21, 2015

10.2	Common Stock Purchase Warrant issued by the Company to Michael Taglich, dated July 21, 2015

10.3	Loan and Security Modification Agreement between Bridgeline Digital, Inc. and Western Alliance Bank, dated July 21, 2015